AMERICAN INDEPENDENCE FUNDS TRUST
(the “Trust”)

SUPPLEMENT DATED DECEMBER 27, 2016
TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED FEBRUARY 29, 2016 AS AMENDED JUNE 30, 2016

AND THE

SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016 AS AMENDED JUNE 29, 2016

AMERICAN INDEPENDENCE NAVELLIER DEFENSIVE ALPHA FUND

(TICKER SYMBOLS:  FMGRX, IFCSX, FMGCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

At a meeting held on December 16, 2016, at the recommendation of RiskX Investments, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the American Independence Navellier Defensive Alpha Fund (the “Fund”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about January 31, 2017 (the “Liquidation Date”).

Class A shares and Institutional Class shares of the Fund will be closed effective January 20, 2017 to purchases by both new and existing shareholders. Class C shares will be closed to both new and existing shareholders effective January 13, 2017.

The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “Redeeming From Your Account” and “Exchanging Shares,” respectively. The CDSC fees on redemptions will be waived on Class C shares starting January 20, 2017. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

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